Annual Report

Summit
Income
Funds

October 31, 1998

T. Rowe Price

Report Highlights

Summit Income Funds

o Interest rates moved in a narrow range until July, then plummeted when Russia's economic crisis prompted renewed demand for the safety of U.S. Treasuries.

o The dividend yield for the Summit Cash Reserves Fund declined as rates fell, but the fund posted better gains than its peer group average.

o Summit Limited-Term Bond Fund relied on corporate holdings with good yields and a comparatively long duration to outperform its peer group average.

o A strategy that limited prepayment risk helped the Summit GNMA Fund outpace its peer group average.

o We expect slower economic growth and lower interest rates in the coming year.


Fellow Shareholders

The investing background was turbulent for the six and 12 months ended October 31, 1998, and the domestic economy showed wear after absorbing a year's worth of crises in Southeast Asia and Russia. These trends heightened investors' taste for relatively low-risk investments, especially short-term instruments and high-quality bonds, such as Treasuries. The Summit Income Funds' returns were moderate in this environment, but consistently outperformed their peer group averages.

MARKET ENVIRONMENT

Over the course of the period, global events overshadowed domestic economic and financial market developments. The lingering effects of last year's Southeast Asia collapse were evident in weakening corporate earnings reports and a growing external trade deficit, while the financial crisis in Russia this past August heightened investor discomfort with higher-risk investments. Economists, as well as the Federal Reserve, noted a worrisome trend toward global deflation. These concerns caused sharp losses in multinational financial services stocks, impaired worldwide market liquidity, and sparked a global credit crunch. Even though U.S. gross domestic product (GDP) growth was steady and inflation remained low, market volatility in the U.S. increased, and investors became highly risk averse.

Interest Rate Levels

                  Current           5-Year           90-Day
                  Coupon GNMA       Treasury Note    Treasury Bill

10/31/97          6.95              5.78             5.18
                  6.99              5.82             5.27
                  6.90              5.71             5.40

1/31              6.63              5.48             5.22
                  6.87              5.60             5.16
                  6.62              5.62             5.19

4/30              6.67              5.72             5.05
                  6.63              5.57             5.09
                  6.56              5.50             5.06

7/31              6.59              5.51             5.07
                  6.47              5.07             5.03
                  5.92              4.24             4.38

10/31/98          6.15              4.22             4.21

The Federal Reserve responded to the troubled atmosphere by reducing short-term interest rates a total of 50 basis points in September and October, and another 25 basis points in November, after the period ended. The moves were intended to help ease the worldwide credit crunch while also improving consumer and investor confidence at home. These cuts, combined with the general investor preference for lower-risk investments, prompted a strong rally in high-quality bonds.

Preparing For The Year 2000
--------------------------------------------------------------------------------

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations. T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We plan to complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we are taking steps to modify them where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

Treasuries were the chief beneficiaries of the trends toward lower rates and higher investor demand for safety, with the yield on 30-year Treasuries falling to a new low in October. Corporate bonds did less well, although shorter-term, higher-quality issues provided relatively attractive performance. Falling rates were more problematic for mortgage-backed bonds, which struggle when home mortgage prepayments increase. Lower yields on cash instruments reflected the drop in short-term rates.

SUMMIT CASH RESERVES FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 10/31/98                      6 Months          12 Months
--------------------------------------------------------------------------------

Cash Reserves Fund                             2.66%              5.35%

Lipper Money Market
Funds Average                                  2.43               4.91

The sharp decline in interest rates toward the end of the period reduced money market fund returns in general, reflected in your fund by a drop in dividend yield. Although we were able to keep dividends per share for the six months ending October 31 unchanged from the previous six-month period, the fund's seven-day compound dividend yield slipped to 5.16% from 5.38% on April 30 and 5.41% one year ago. Fortunately, a relatively low expense ratio and effective management decisions helped your fund maintain a significant edge over the Lipper Money Market Funds Average for both the 6- and 12-month periods.

As rates fell, we sought to slow the pace at which we would have to reinvest maturing, higher-yielding holdings in issues with lower yields. We maintained a strategy, developed earlier in the year, of owning sufficient issues with relatively long maturities to minimize the decline in the fund's yield. The fund's weighted average maturity throughout the last half-year was in the neighborhood of 80 days, and ended the period at 81 days, up from 79 six months ago.

In view of the heightened volatility in global financial markets, we redirected sector exposure by reducing Eurodollar negotiable CDs (primarily issued by large international banking concerns) from 12% to 4%. We also cut exposure to other finance and credit sector instruments (included in the table following this letter as part of the "all other" category) by six percentage points. We used the proceeds to increase our holdings in high-quality, collateralized asset-backed commercial paper. Since money market issuance is often dominated by the securities of financial institutions, the recent growth in availability of asset-backed commercial paper has come at an opportune time for portfolio managers, like us, wishing to diversify. The fund's weighted average credit quality remained high as it continued to hold only first-tier money market instruments.

During the period, swap-related products including floating rate notes also became less expensive relative to other securities. Accordingly, we increased our floating rate holdings from 8% to 14% when their yields became notably more attractive than those of fixed rate issues.


SUMMIT LIMITED-TERM BOND FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 10/31/98                      6 Months          12 Months
--------------------------------------------------------------------------------

Limited-Term Bond Fund                         4.76%              7.97%

Lipper Short Intermediate
Investment-Grade
Debt Funds Average                             4.11               6.97

Your fund posted a strong return of 4.76% during the six-month period, well ahead of the 4.11% gain of the Lipper Short Inter-mediate Investment-Grade Debt Funds Average. That performance lifted the fund's 12-month results to 7.97%-a percentage point better than its peer group. A strategy that emphasized higher-yielding corporate bonds and longer maturities, combined with a relatively low expense ratio, contributed to the superior performance. As interest rates fell during the last half-year, the fund's six-month dividends per share remained steady even though its dividend yield slipped from 6.24% at last report to 5.88% at period's end as a result of share price appreciation.

The fund posted good results despite a heavy concentration in corporate bonds, which did not perform as well as Treasuries when interest rates fell and investors rushed to relatively safe investments. As mentioned in the semiannual shareholder letter, we trimmed the fund's corporate holdings from roughly 60% of assets at the end of 1997 to near 55% during the early part of 1998 and maintained exposure at about this level throughout the past six months. This positioning helped protect returns from widening yield spreads (between Treasuries and corporates), as did the fund's solid, AA- average credit quality. As the period ended, we selectively added some AA and BBB bonds with attractive yields that we felt had been oversold. A 3.1-year duration-somewhat longer than the Lipper peer group average-bolstered fund performance as rates fell.

Quality Diversification
--------------------------------------------------------------------------------

Summit Limited-Term Bond Fund

AAA         AA         A         BBB        BB          B and Below

34.5        13         26        22         3           1.5

Within the corporate sector, industry allocations remained generally unchanged, with one important exception. Given the heightened risk in the global financial markets and their negative effect on financial companies, we reduced the portfolio's exposure to banking and finance sector securities from 17% six months ago to 13% at October 31. We shifted the assets to issues in the less economically sensitive consumer products and services sector.

We also made a change in the noncorporate-bond segment of the portfolio when it became clear that interest rates were heading lower. As falling rates caused mortgage-backed securities to underperform, we reduced exposure to the sector from 18% to 14% in recent months and increased holdings of asset-backed securities, whose cash flows are more predictable and less sensitive to falling rates.

We perceive the U.S. economic environment as generally favorable and look for flat or declining interest rates. Accordingly, we expect to maintain a high weighting in corporate bonds as well as a slightly long duration compared with our Lipper peer group. Should the global environment worsen and the likelihood of a recession increase, we would probably trim corporate holdings further and increase holdings of asset-backed federal agency and U.S. Treasury securities.

SUMMIT GNMA FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 10/31/98                               6 Months         12 Months
--------------------------------------------------------------------------------

GNMA Fund                                               3.77%             7.10%

Lipper GNMA Funds Average                               3.49              6.77

When compared with the strong gains of Treasuries and even some corporate bonds, mortgage-backed securities had an uninspiring 12 months. The last six months were particularly difficult. A generally defensive investment strategy, however, helped your fund post gains of 3.77% and 7.10% for the 6- and 12-month periods, respectively, handily outperforming the Lipper GNMA Funds Average for both time frames. Overall, the fund's price per share is up $0.05 over the last six months, to $9.87. Dividends over the last six months were unchanged at $0.32, but the overall dividend yield decreased over both periods because the price rose.

Your fund's returns have been heavily influenced by the continual drop in interest rates during the last two years. Over the past 12 months, intermediate and long interest rates fell at least one percentage point, while short rates fell about 1.5 percentage points, causing the yield curve (which charts the yields for different maturities) to steepen. In the same period, 30-year mortgage rates fell from 7.20% to 6.83%, as measured by Freddie Mac's Primary Mortgage Market Survey, briefly hitting 6.49% in early October-a six-year low. Rates dropped most sharply in August through October, raising prepayment risk for mortgage-backed investors. (Prepayments can negatively affect total return when homeowners refinance their high-rate mortgages, causing premium-priced mortgage-backed bonds to be cashed out at par. In that case, the premium and the higher yield are lost.) This growing risk, along with the dislocation in world financial markets, caused mortgages to underperform Treasuries in the last three months of the period.

The mortgage-backed market saw a refinancing wave in April of 1998, and another wave is expected in November. Fortunately, we have been emphasizing mortgage securities that are less vulnerable to prepayments. These holdings include project loans, construction loans, and collateralized mortgage obligations
(CMOs), which either structurally or legally are designed to prevent early prepayments. These securities did their job in April-the increase in prepayments received by the fund was minimal-and we expect similar results with upcoming refinancings. As always the average credit quality of the portfolio remained very high at AAA.


OUTLOOK

While there was some negative news and much concern about the state of the U.S. economy during the period, there was little strong evidence that a recession is at hand. Indeed, we expect 1999 to be marked by slower GDP growth-perhaps below 2%-but not a recession. This slowing will place some pressure on corporate profits, but the overall economic climate should remain generally favorable for business. The Fed is also likely to remain accommodative given the current low rate of inflation and the high level of economic uncertainty.

It is unclear, however, if Treasuries can continue to dominate the fixed income markets as they have through most of 1998. If interest rates trend lower, investors can expect their money market yields to taper off further. Mortgage-backed bonds will also continue to be plagued by refinancings. In the absence of recession, intermediate-term corporate bonds should offer solid returns at reasonable risk.

Respectfully submitted,

Peter Van Dyke
President

November 21, 1998


Change in Management

Peter Van Dyke, a managing director of T. Rowe Price and director of the taxable bond department, is planning to retire from T. Rowe Price Associates at the end of this year. We wish him the very best in his future pursuits. Your directors have elected Edward A. Wiese to be president of the Summit Income Funds. Mr. Wiese has been the chairman of the Investment Advisory Committees for the Summit Cash Reserves and Summit Limited-Term Bond Funds since their inception in 1993. He joined T. Rowe Price in 1984 and has been managing investments since 1985. Deborah L. Boyer, a vice president of the taxable bond department, has been appointed chairman of the Summit GNMA Fund's Investment Advisory Committee. Prior to joining the firm in 1996, she was an assistant vice president and government bond trader for First Chicago NBD Corporation. Other members of Summit GNMA's committee include Connice A. Bavely, Heather R. Landon, James M. McDonald, Edmund M. Notzon III, and Gwendolyn G. Wagner.

The preceding updates the Summit Income Funds prospectus of March 1, 1998.


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                     4/30/98      10/31/98
Summit Cash Reserves Fund
--------------------------------------------------------------------------------

Price Per Share                                      $  1.00      $  1.00

Dividends Per Share
  For 6 months                                         0.026        0.026
  For 12 months                                        0.053        0.052

Dividend Yield (7-Day Compound) *                       5.38%        5.16%

Weighted Average Maturity (days)                          79           81

Weighted Average Quality **                       First Tier   First Tier


Summit Limited-Term Bond Fund
--------------------------------------------------------------------------------

Price Per Share                                      $  4.61      $  4.69

Dividends Per Share
  For 6 months                                          0.14         0.14
  For 12 months                                         0.29         0.28

Dividend Yield *
  For 6 months                                          6.24%        5.88%
  For 12 months                                         6.50         6.15

30-Day Standardized Yield                               5.90         5.31

Weighted Average Maturity (years)                        4.3          4.0

Weighted Average Effective
  Duration (years)                                       3.1          3.1

Weighted Average Quality ***                             AA-          AA-

                                                       (continued on next page)


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                     4/30/98      10/31/98
Summit GNMA Fund
--------------------------------------------------------------------------------

Price Per Share                                      $  9.82      $  9.87

Dividends Per Share
  For 6 months                                          0.32         0.32
  For 12 months                                         0.66         0.64

Dividend Yield *
  For 6 months                                          6.75%        6.40%
  For 12 months                                         6.95         6.68

30-Day Standardized Yield                               6.20         5.83

Weighted Average Maturity (years)                       10.4          8.0

Weighted Average Effective
  Duration (years)                                       3.9          3.1

Weighted Average Quality ***                             AAA          AAA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

*** Based on T. Rowe Price research.


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Portfolio Highlights

SECTOR DIVERSIFICATION

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                        4/30/98     10/31/98

Summit Cash Reserves Fund
--------------------------------------------------------------------------------

U.S. Negotiable Bank Notes                                 3%           6%

Certificates of Deposit                                   39           32

  Domestic Negotiable CDs                                  4            5

  Eurodollar Negotiable CDs                               12            4

  U.S. Dollar Denominated
  Foreign Negotiable CDs                                  23           23

Commercial Paper and Medium-Term Notes                    53           62

  Asset-Backed                                            12           24

  Banking                                                  8           11

  Asset-Backed Structured Notes                            8            5

  Insurance                                             --              4

  Investment Dealers                                       3            4

  All Other                                               22           14

Foreign Government and Municipalities                      4            1

Other Assets Less Liabilities                              1          - 1
--------------------------------------------------------------------------------

Total                                                    100%         100%

Fixed Rate Obligations                                    92           86

Floating Rate Instruments                                  8           14

                                                       (continued on next page)


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                        4/30/98     10/31/98

Summit Limited-Term Bond Fund
--------------------------------------------------------------------------------

Corporate Bonds and Notes                                 54%          56%

Consumer Products and Services                                8        10

  Banking and Finance                                     17           13

  Industrial                                              11           12

  Utilities                                               11           11

  Transportation                                           1            3

  Media & Communications                                --              3

  All Other                                                6            4

Asset-Backed Securities                                    5           10

Mortgage-Backed Securities                                18           14

U.S. Government Obligations                               17           15

  U.S. Treasuries                                          9            7

  Government Agency Obligations                            8            8

Money Market Funds*                                        4            9

Other Assets Less Liabilities                              2          - 4
--------------------------------------------------------------------------------
Total                                                    100%         100%


Summit GNMA Fund
--------------------------------------------------------------------------------

GNMA                                                      81%          81%

U.S. Government Agencies                                  14           14

Asset-Backed Securities                                 --              4

Agency-Backed STRIPS                                       3            1

Money Market Funds*                                        6            4

Other Assets Less Liabilities                            - 4          - 4
--------------------------------------------------------------------------------
Total                                                    100%         100%

*See note at end of financial statements.


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $25,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

SUMMIT CASH RESERVES FUND

                           Lipper Money
                           Market Funds              Summit Cash
                           Average                   Rserves Fund

10/29/93                   25.000                    25.000
10/94                      25.819                    25.901
10/95                      27.195                    27.372
10/96                      28.531                    28.803
10/97                      29.943                    30.337
10/98                      31.446                    31.961

SUMMIT LIMITED-TERM BOND FUND
--------------------------------------------------------------------------------

               Merrill Lynch             Lipper Short              Summit
               1-5 Year Corporate/       Intermediate              Limited-
               Government                Investment-Grade          Term
               Index                     Debt Funds Average        Bond Fund

10/29/93       25.000                    25.000                    25.000
10/94          24.987                    24.485                    24.822
10/95          27.606                    27.121                    26.649
10/96          29.240                    28.605                    28.109
10/97          31.266                    30.520                    30.002
10/98          33.901                    32.635                    32.393


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

SUMMIT GNMA FUND
--------------------------------------------------------------------------------

                  Salomon                   Lipper                     Summit
                  GNMA                      GNMA Funds                 GNMA
                  Index                     Average                    Fund

10/29/93          25.000                    25.000                     25.000
10/94             24.648                    24.260                     24.583
10/95             28.322                    27.698                     28.375
10/96             30.357                    29.308                     29.928
10/97             33.103                    31.823                     32.673
10/98             35.457                    34.015                     34.991


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since  Inception
Periods Ended 10/31/98       1 Year   3 Years   5 Years   Inception       Date

Summit Cash Reserves Fund     5.35%     5.30%     5.04%       5.03%   10/29/93

Summit Limited-Term
Bond Fund                     7.97      6.72      5.32        5.31    10/29/93

Summit GNMA Fund              7.10      7.24      6.96        6.95    10/29/93

Investment return and principal value represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. The money fund's $1.00 share price is not guaranteed, nor is the fund insured by the U.S. Government.


T. Rowe Price Summit Cash Reserves Fund
--------------------------------------------------------------------------------

Financial Highlights
                                 For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year                                    10/29/93
                            Ended                                     Through
                         10/31/98   10/31/97   10/31/96   10/31/95   10/31/94

NET ASSET VALUE

Beginning of period      $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
Investment activities
  Net investment income     0.052      0.052      0.051      0.055      0.035

Distributions
  Net investment income    (0.052)    (0.052)    (0.051)    (0.055)    (0.035)

NET ASSET VALUE

End of period            $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return*                5.35%      5.33%      5.23%      5.68%      3.60%

Ratio of expenses to
average net assets           0.45%      0.45%      0.45%      0.45%    0.45%!

Ratio of net investment
income to average
net assets                   5.24%      5.18%      5.09%      5.55%    4.03%!

Net assets, end of period
(in millions)            $  1,885   $  1,303   $    742   $    433   $    187

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

! Annualized.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Limited-Term Bond Fund
--------------------------------------------------------------------------------

Financial Highlights
                                 For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year                                    10/29/93
                            Ended                                     Through
                         10/31/98   10/31/97   10/31/96   10/31/95   10/31/94

NET ASSET VALUE

Beginning of period      $   4.61   $   4.60   $   4.65   $   4.64   $   5.00

Investment activities
  Net investment income      0.28       0.29       0.30       0.32       0.33
  Net realized and
  unrealized gain (loss)     0.08       0.01      (0.05)      0.01      (0.36)

  Total from
  investment activities      0.36       0.30       0.25       0.33      (0.03)

Distributions
  Net investment income     (0.28)     (0.28)     (0.29)     (0.31)     (0.33)

  Tax return of capital      --        (0.01)     (0.01)     (0.01)      --

  Total distributions       (0.28)     (0.29)     (0.30)     (0.32)     (0.33)

NET ASSET VALUE
End of period            $   4.69   $   4.61   $   4.60   $   4.65   $   4.64

Ratios/Supplemental Data

Total return*                7.97%      6.73%      5.48%      7.36%     (0.71)%

Ratio of expenses to
average net assets           0.55%      0.55%      0.55%      0.55%    0.55%!

Ratio of net investment
income to average
net assets                   5.96%      6.28%      6.43%      6.85%    6.98%!

Portfolio turnover rate      52.0%      74.5%     116.1%      84.3%   296.0%!

Net assets, end of period
(in thousands)           $ 40,904   $ 29,620   $ 25,984   $ 27,004   $ 21,116

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

! Annualized.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit GNMA Fund
--------------------------------------------------------------------------------

Financial Highlights
                                 For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year                                    10/29/93
                            Ended                                     Through
                         10/31/98   10/31/97   10/31/96   10/31/95   10/31/94

NET ASSET VALUE
Beginning of period      $   9.83   $   9.65   $   9.81   $   9.15   $  10.00

Investment activities
  Net investment income      0.64       0.67       0.67       0.70       0.69

  Net realized and
  unrealized gain (loss)     0.04       0.18      (0.16)      0.66      (0.85)

  Total from
  investment activities      0.68       0.85       0.51       1.36      (0.16)

Distributions
  Net investment income     (0.64)     (0.64)     (0.62)     (0.67)     (0.69)
  Tax return of capital      --        (0.03)     (0.05)     (0.03)      --

  Total distributions       (0.64)     (0.67)     (0.67)     (0.70)     (0.69)

NET ASSET VALUE
End of period            $   9.87   $   9.83   $   9.65   $   9.81   $   9.15

Ratios/Supplemental Data

Total return*                7.10%      9.17%      5.47%     15.43%     (1.67)%

Ratio of expenses to
average net assets           0.60%      0.60%      0.60%      0.60%    0.60%!

Ratio of net investment
income to average
net assets                   6.47%      6.91%      6.99%      7.40%    7.31%!

Portfolio turnover rate      83.8%     111.8%     136.1%     173.8%    61.5%!

Net assets, end of period
(in thousands)           $ 46,571   $ 29,530   $ 24,718   $ 22,777   $ 17,184

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
! Annualized.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Cash Reserves Fund
--------------------------------------------------------------------------------
                                                              October 31, 1998

Statement of Net Assets
--------------------------------------------------------------------------------
                                                            Par        Value
In thousands

BANK NOTES  6.9%

Bank of America National
 Trust & Savings,
  5.65%, 1/7/99                                      $   20,000   $   20,001

Bank of New York
  5.70%, 5/26/99                                         10,000        9,997
  5.75%, 5/14/99                                         25,000       24,991

Bankboston N.A., 5.74%, 4/15/99                          10,000       10,020

Bayerische Landesbank,
  VR, 5.033%, 1/22/99                                    10,000        9,990

FCC National Bank
  5.13%, 3/12/99                                         10,000       10,000
  5.68%, 6/3/99                                          10,000        9,996
  5.71%, 3/5/99                                           5,000        4,999

Key Bank N.A., VR,
  5.175%, 11/30/98                                       15,000       14,993

PNC Bank Trust, VR,
  5.426%, 11/13/98                                       15,000       15,000

Total Bank Notes (Cost  $129,987)                                    129,987


CERTIFICATES OF DEPOSIT  29.7%

Banco Santander, (London),
  5.15%, 11/30/98                                        25,000       25,000

Bank of Austria AG
  5.70%, 3/30/99                                          9,250        9,248
  5.72%, 4/19/99                                         20,000       20,025

Barclays Bank PLC
  5.70%, 3/30/99                                          9,000        9,008
  VR, 5.235%, 11/5/98                                    10,000        9,991

Bayerische Hypotheken,
  5.70%, 3/30/99                                         10,000        9,998

Bayerische Landesbank
  5.57%, 11/30/98                                        35,000       35,003
  5.65%, 7/23/99                                         15,000       14,989
  5.81%, 12/17/98                                         2,500        2,500

Branch Banking & Trust,
  5.51%, 1/11/99                                         25,000       25,000

Canadian Imperial Bank of Commerce
  5.54%, 12/2/98                                         40,000       40,001
  5.745%, 4/27/99                                         5,000        4,999

Chase Manhattan Bank
  5.03%, 4/6/99                                          10,000       10,000
  5.685%, 8/3/99                                         10,000        9,995
  5.73%, 5/17/99                                          3,000        3,000

Commerzbank, (London),
  5.42%, 2/16/99                                     $   16,000   $   16,001

Credit Agricole Indosuez,
  5.75%, 4/26/99                                         30,000       30,032

Credit Communal de Belgique,
  5.63%, 2/11/99                                         20,000       20,001

Creditanstalt Bankverein,
  5.71%, 3/30/99                                         10,000        9,998

Den Danske Bank,
  5.75%, 4/26/99                                         10,000        9,998

Deutsche Bank AG,
  5.70%, 3/5 - 3/30/99                                   20,000       19,996

Dresdner Bank AG,
 5.33%, 3/11/99                                         25,000       25,002

Harris Trust & Savings Bank,
  5.54%, 11/2/98                                         15,000       15,000

Hessische Landesbank,
  5.52%, 11/9/98                                         25,000       25,000

Kredietbank NV
  5.69%, 3/29/99                                         10,000        9,998
  5.75%, 4/28/99                                         10,000        9,997

Merita Bank PLC,
  5.26%, 1/5/99                                          10,000       10,000

National Bank of Canada,
  5.80%, 5/12/99                                         10,000        9,998

Nordeutsche Landesbank
  Girozentrale, (London)
  5.57%, 1/29/99                                          5,000        5,000

Regions Bank,
  5.30%, 9/10/99                                         25,000       24,999

Societe Generale,
  5.785%, 5/12/99                                         5,000        4,998

Svenska Handelsbanken,
  5.74%, 6/1/99                                          10,000        9,996

Swiss Bank
  5.65%, 3/9 - 3/24/99                                   35,000       35,016
  5.69%, 6/3/99                                          10,000        9,997
  5.80%, 4/30/99                                         20,000       19,994

Westdeutsche Landesbank, (London),
  5.51%, 1/11/99                                         10,000       10,000

Total Certificates of Deposit (Cost $559,778)                        559,778


COMMERCIAL PAPER  47.5%

Aluminum Company of America,
  5.10%, 11/13/98                                        10,000        9,983

Asset Securitization Cooperative
  4(2)
  5.27%, 11/10/98                                        30,000       29,960
  5.35%, 11/17/98                                        15,000       14,964
  5.50%, 11/12/98                                         8,000        7,987

Bex America Finance,
  5.23%, 1/12/99                                         10,000        9,895

BL North America,
  5.50%, 11/20/98                                        20,000       19,942

BT Alex Brown,
  5.50%, 1/14/99                                         10,000        9,887

California Pollution Control
  5.60%, 11/2/98                                     $   20,000   $   20,000
  4(2), 5.19%, 2/11/99                                   15,000       15,000

Ciesco
  5.05%, 2/11/99                                         25,420       25,056
  5.10%, 11/25/98                                        25,000       24,915

Commoloco, 5.63%, 11/2/98                                 8,000        7,999

Commonwealth Bank of Australia,
  5.25%, 11/5/98                                         23,000       22,987

Corporate Asset Funding
  4(2)
  5.05%, 2/8/99                                          25,000       24,652
  5.10%, 11/5/98 - 1/28/99                               38,743       38,483
  5.25%, 1/12/99                                          3,000        2,968
  5.35%, 11/9/98                                          1,565        1,563

Countrywide Home Loans,
  5.22%, 1/29/99                                         20,300       20,038

Cregem North America,
  5.50%, 1/8/99                                          10,000        9,896

CS First Boston Group,
  4(2), 5.51%, 11/18/98                                   6,000        5,984

Delaware Funding
  4(2)
  5.15%, 11/16/98                                        24,535       24,482
  5.17%, 1/15/99                                         10,000        9,892
  5.20%, 11/18/98                                         8,000        7,981
  5.38%, 11/6/98                                          8,000        7,994

Den Danske, 5.50%, 1/6/99                                 1,000          990

Dresdner U.S. Finance
  5.00%, 3/15/99                                         20,000       19,628
  5.10%, 12/1/98                                         15,000       14,936

Du Pont EI de Nemours,
  5.07%, 11/24/98                                           834          831

Falcon Asset Securitization
  4(2)
  5.16%, 12/10/98                                        14,000       13,922
  5.21%, 11/20/98                                        10,000        9,972
  5.25%, 11/3/98                                         19,850       19,844
  5.27%, 11/6/98                                         10,000        9,993

FCAR Owner Trust, 5 30%, 1/12/99                          5,600        5,541

Finova Capital
  5.55%, 11/6/98                                          9,000        8,993
  5.57%, 11/4/98                                          1,000        1,000

France Telecom, 5.10%, 11/13/98                      $    8,833   $    8,818

Gap, 4(2), 5.25%, 12/8/98                                14,000       13,924

Generale Bank, 5.50%, 11/10/98                           17,000       16,977

Golden Funding,
  4(2), 5.22%, 12/17/98                                  28,190       28,002

Island Finance of Puerto Rico,
  5.52%, 11/19/98                                        10,000        9,972

Jefferson Pilot, 4(2),
  5.12%, 1/20/99                                          5,000        4,943

Market Street Funding, 4(2),
  5.25%, 11/17/98                                        17,000       16,960

Morgan Stanley Group,
  5.00%, 2/25/99                                         25,000       24,597

National Australia Funding,
  5.16%, 1/7/99                                          25,000       24,760

National Rural Utilities
  Cooperative Finance
  5.05%, 2/9/99                                          20,000       19,719
  5.12%, 1/25/99                                         12,600       12,448
  5.52%, 11/12/98                                         3,000        2,995

New Center Asset Trust,
  5.50%, 11/2/98                                            300          300

Paccar Financial,
  5.15%, 11/12/98                                           300          300

Panasonic Finance,
  4(2), 5.50%, 11/9/98                                    5,000        4,994

Park Avenue Recreation, 4(2),
  5.32%, 1/25/99                                         20,000       19,749

Power Authority, State of New York,
  5.13%, 11/23/98                                        17,000       16,947

Preferred Receivables Funding
  5.35%, 11/6/98                                         18,000       17,987
  4(2)
  5.18%, 1/20/99                                          1,650        1,631
  5.20%, 1/11/99                                         29,000       28,702

Repeat Offering Securitization
  4(2)
  5.25%, 12/2/98                                         12,000       11,946
  5.28%, 1/8/99                                          14,462       14,318
  5.33%, 1/28/99                                         10,000        9,870
  5.35%, 1/11/99                                         10,000        9,894

Rio Tinto
  4(2)
  5.10%, 1/29/99                                         22,000       21,723
  5.25%, 12/11/98                                        25,200       25,053

Safeco Credit
  5.28%, 11/23/98                                        15,000       14,952
  5.35%, 1/14/99                                         10,000        9,890
  4(2), 5.53%, 11/9/98                                    5,000        4,994

Unifunding, 5.20%, 1/14/99                               20,000       19,786

Total Commercial Paper (Cost $895,309)                               895,309


MEDIUM-TERM NOTES  14.4%

Abbey National Treasury Services PLC,
  5.645%, 6/1/99                                     $   10,000   $    9,994

Chrysler Financial,
  5.92%, 12/16/98                                         1,500        1,501

Citicorp, 5.48%, 12/17/98                                15,000       14,997

Credit Suisse First Boston, VR,
  5.348%, 11/18/98                                        8,000        7,997

Depfa Bank, VR, 5.273%, 1/7/99                           10,000        9,999

Disney, 6.25%, 6/21/99                                    3,450        3,473

Du Pont EI De Nemours, VR,
  7.50%, 6/11/99                                          3,858        3,910

First Security Auto Grantor Trust,
  5.248%, 11/15/99                                        5,000        5,000

Ford Motor Credit
  5.513%, 10/4/99                                         4,150        4,156
  VR, 5.938%, 11/23/98                                    3,000        3,003
  8.00%, 1/15/99                                          1,800        1,808
  8.45%, 12/30/98                                         2,500        2,510

General Electric Capital
  6.125%, 3/4/99                                          2,495        2,502
  8.10%, 1/26/99                                          5,605        5,633

General Motors Acceptance Corporation
  5.625%, 1/25/99                                         3,610        3,607
  5.95%, 12/14/98                                         1,750        1,750

Goldman Sachs
  VR
  5.219%, 11/23/98                                        5,000        5,000
  5.408%, 11/17/98                                       10,000       10,000
  5.409%, 11/16/98                                        5,000        5,000

IBM, VR, 5.219%, 11/2/99                                 15,000       15,000

International Lease Finance
  6.05%, 4/30/99                                          7,500        7,536
  VR, 5.548%, 1/15/99                                    16,000       16,024

Lincs, VR, 5.408%, 11/18/98                              30,000       29,996

Nationsbank, VR, 5.494%, 1/13/99                         10,000       10,011

Newcourt Equipment Trust,
  5.007%, 11/20/99                                       10,000       10,000

Quebec Province of Canada,
  9.375%, 4/1/99                                         10,695       10,846

Rabobank, VR, 5.408%, 11/17/98                           13,253       13,253

Reed Elsevier, 7.66%, 2/19/99                               800          804

Salomon, 6.22%, 11/19/98                                  1,039        1,039

SMM Trust, VR, 5.375%, 11/5/98                       $   25,000   $   25,000

STINT Trust, VR, 5.313%, 12/30/98                        10,000       10,000

Tiers Trust, VR, (144a),
5.409%, 11/16/98                                         20,000       20,000

Total Medium-Term Notes (Cost $271,349)                              271,349


U.S. GOVERNMENT AGENCY

OBLIGATIONS  0.0%

Federal Home Loan Mortgage,
  Disc. Notes, 5.42%, 11/2/98                               246          246

Total U.S. Government Agency Obligations (Cost $246)                     246


FUNDING AGREEMENTS  2.4%

General American Life Insurance, VR,
  5.79%, 11/2/98 !                                       10,000       10,000

Peoples Benefit Life Insurance, VR,
  5.48%, 11/2/98 !                                       20,000       20,000

Transamerica Life Insurance, VR,
  5.444%, 1/4/99 !                                       15,000       15,000

Total Funding Agreements (Cost $45,000)                               45,000


Total Investments in Securities
100.9% of Net Assets (Cost $1,901,669)                            $1,901,669

Other Assets Less Liabilities                                        (17,122)

NET ASSETS                                                        $1,884,547
                                                                  ----------

Net Assets Consist of:
Accumulated net realized gain/loss -
net of distributions                                              $       40

Paid-in-capital applicable to
1,884,506,868 shares of $0.0001
par value capital stock outstanding;
2,000,000,000 shares of the
Corporation authorized                                             1,884,507

NET ASSETS                                                        $1,884,547
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     1.00
                                                                  ----------

   !  Private Placement
  VR  Variable Rate
4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
144a Security was purchased pursuant to Rule 144a under the Securities
     Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 1.06% of net assets.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Limited-Term Bond Fund
--------------------------------------------------------------------------------
                                                               October 31, 1998

Statement of Net Assets
                                                     Par/Shares        Value
--------------------------------------------------------------------------------
                                                          In thousands

CORPORATE BONDS AND NOTES  56.4%

Banking and Finance  12.9%

ABN AMRO Bank (Chicago), N.V.,
  Gtd. Sub. Notes
  7.25%, 5/31/05                                     $      250   $      266

Aristar, Sr. Notes, 7.875%, 2/15/99                         225          227

Banco Generale, Sr. Sub. Notes, (144a),
  7.70%, 8/1/02                                             300          281

Chubb, Deb., 8.75%, 11/15/99                                 62           63

General Electric Capital, MTN,
  6.15%, 11/5/01                                            350          362

Goldman Sachs Group L.P.,
  6.25%, 2/1/03                                             500          516

Hartford National, Sub. Cap. Notes,
  9.85%, 6/1/99                                              50           51

Heller Financial, 7 875%, 11/1/99                           220          224

HSBC Finance Nederland,
  Sub. Gtd. Notes, (144a)
  7.40%, 4/15/03                                            270          286

Kansallis Osake Pankki (New York),
  Sub. Notes
  10.00%, 5/1/02                                            375          430

Lincoln National, 6 50%, 3/15/08                            450          454

MBNA, Sub. Notes, 7 25%, 9/15/02                            200          208

Mercantile Safe Deposit & Trust,
  6.53%, 7/3/00                                             300          305

Morgan Guaranty Trust,
  Sub. Notes, 7.375%, 2/1/02                                250          264

Paine Webber Group, 7.875%, 2/15/03                         500          525

Salomon, 7.30%, 5/15/02                                     300          312

Union Planters, Sub. Notes,
  6.25%, 11/1/03                                            225          229

Westamerica Bank, Sub. Notes,
  6.99%, 9/30/03                                            250          256

                                                                       5,259

Consumer Products and Services  9.5%

Amvescap, Sr. Notes, 6.375%, 5/15/03                        400          409

Beckman Instruments, 7.10%, 3/4/03                          500          499

Coca Cola Femsa, 8.95%, 11/1/06                             275          269

Hospital Corporation of America,
  Zero Coupon, 6/1/01                                       500          417

Nabisco, 6.125%, 2/1/33                                     300          296

Pepsico, MTN, 5.75%, 1/2/03                                 250          256

Philip Morris, 7.25%, 9/15/01                               325          341

Sony, 6.125%, 3/4/03                                        375          385

Tenet Healthcare, Sr. Sub. Notes,
  8.625%, 1/15/07                                           300          310

Time Warner, (144a), 6.10%, 12/30/01                        400          407

Watson Pharmaceuticals,
  7.125%, 5/15/08                                           275          288

                                                                       3,877

Energy  1.1%

PDV America, Sr. Notes, 7.875%, 8/1/03               $      450   $      444

                                                                         444

Finance and Credit  2.0%

Ciesco, MTN, (144a), 7.38%, 4/19/00                         250          251

Grand Metropolitan Investment,
  Zero Coupon, 1/6/04                                       750          570

                                                                         821

Industrials  11.9%

Allied Signal, 5.75%, 3/15/01                               350          349

Eaton Offshore, Gtd. Notes,
  9.00%, 2/15/01                                            400          438

General Motors Acceptance Corporation,
  MTN 6.625%, 4/24/00                                       300          306

Hutchison Whampoa Finance, (144a),
  6.95%, 8/1/07                                             600          557

Ingersoll Rand, Sr. Notes,
  6.255%, 2/15/01                                           300          306

Lockheed Martin, 6.75%, 3/15/03                             475          500

Parker Hannifin, 5.65%, 9/15/03                             500          512

Praxair, 6.15%, 4/15/03                                     350          356

Service Corporation International,
  7.375%, 4/15/04                                           500          535

Tenneco, 8.20%, 11/15/99                                    270          277

USA Waste Services, Sr. Notes,
  6.50%, 12/15/02                                           375          383

Waste Management, 6 625%, 7/15/02                           350          361

                                                                       4,880

Media and Communications  3.1%

Cox Communications, 8.875%, 3/1/01                          245          264

NWCG Holdings, Sr. Secured Disc. Notes
  Zero Coupon, 6/15/99                                      300          289

Viacom
  6.75%, 1/15/03                                            250          259
  Sr. Notes, 7.75%, 6/1/05                                  100          108

Worldcom, Sr. Notes, 6.25%, 8/15/03                         325          336

                                                                       1,256

Retail  1.3%

Rite Aid, 6.70%, 12/15/01                                   500          521

                                                                         521

Transportation  3.4%

Delta Air Lines, ETC,
  9.60%, 5/26 - 6/1/00                                      197          209

ERAC USA Finance, (144a),
  6.375%, 5/15/03                                           375          390

Norfolk Southern, 6 95%, 5/1/02                             500          525

Northwest Airlines, 8.375%, 3/15/04                         250          267

                                                                       1,391

Utilities  11.2%

CE Electric UK Funding, Sr. Notes,
  (144a), 6.853%, 12/30/04                           $      400   $      417

Cleveland Electric, 7.19%, 7/1/00                           250          254

Entergy Mississippi, 6.45%, 4/1/08                          375          396

Midamerican Energy, Sr. Notes,
  6.50%, 12/15/01                                           250          260

National Rural Utilities Cooperative Finance
  5.00%, 10/1/02                                            500          500

Niagara Mohawk Power
  7.375%, 8/1/03                                            275          291
  Sr. Notes, 7.25%, 10/1/02                                 375          385

Orange & Rockland Utilities, Deb.,
  6.14%, 3/1/00                                             250          254

Pacific Gas & Electric,
  1st Mtg. Bonds, 8.75%, 1/1/01                             250          268

Progress Capital Holdings, MTN, (144a),
  6.88%, 8/1/01                                             250          258

Public Service Electric & Gas,
  Mtg. Bonds, 8.875%, 6/1/03                                325          370

Texas New Mexico Power
  1st Mtg. Bonds, 9.25%, 9/15/00                            200          212
  Deb., 10.75%, 9/15/03                                     225          245

United Illuminating, 6.25%, 12/15/02                        190          193

Williams Cos, 6.125%, 2/15/02                               275          277

                                                                       4,580

Total Corporate Bonds and Notes  (Cost $22,677)                       23,029


WARRANTS  0.0%

President Casinos, (144a), 9/30/99 *!+                        1            0

Total Warrants (Cost $3)                                                   0


U.S. GOVERNMENT MORTGAGE-BACKED

SECURITIES  13.8%

U.S. Government Agency Obligations                                      11.3%

Federal Home Loan Mortgage
  10.75%, 12/1/09                                    $      103          113
  5 year balloon
  5.00%, 6/1/99                                             145          146
  6.00%, 4/1/99                                             187          187
  7 year balloon, 6.50%, 12/1/99                            329          330
  CMO, 6.92%, 1/25/12                                       240          241

Federal Home Loan Mortgage
  REMIC
  6.00%, 8/15/06 - 5/15/16                           $    2,274   $    2,329
  6.40%, 1/15/08                                            500          505
  7.50%, 9/15/06                                            147          148

Federal National Mortgage Assn.
  7.00%, 4/1/09                                             300          306
  9.00%, 5/1/05                                             232          240
  REMIC, 7.50%, 8/25/05                                      86           87

                                                                       4,632

U.S. Government Guaranteed Obligations                                   2.5%

Government National Mortgage Assn.
  I, 10.00%, 11/15/09 - 10/15/21                            431          474
  II, 10.00%, 10/20/20                                      113          124
  Midget, I
  9.00%, 4/15 - 12/15/01                                     41           42
  10.00%, 1/15/00 - 4/15/01                                 247          252
  10.50%, 1/15/00 - 2/15/01                                 109          111

                                                                       1,003

Total U.S. Government Mortgage-Backed
Securities (Cost $5,572)                                               5,635


U.S. GOVERNMENT OBLIGATIONS  14.9%

U.S. Government Agency Obligations  8.3%

Federal Home Loan Banks,
  5.125%, 9/15/03                                         2,000        2,023

Federal National Mortgage Assn.
  7.65%, 10/6/06                                            500          511
  Deb., 6.15%, 12/14/01                                     300          301
  MTN, 7.15%, 4/11/07                                       275          312

U.S. Department Housing & Urban Development
  6.49%, 8/1/07                                             240          260

                                                                       3,407

U.S. Treasury Obligations 6.6%

U.S. Treasury Notes
  6.375%, 8/15/02                                           750          801
  6.50%, 10/15/06                                         1,700        1,905

                                                                       2,706

Total U.S. Government Obligations (Cost $5,825)                        6,113


ASSET-BACKED SECURITIES  10.3%

Amresco Residential Securities,
  6.925%, 6/25/25                                    $      375   $      381

Banc One Auto Grantor Trust,
  6.27%, 11/20/03                                           162          164

California Infrastructure
  6.25%, 6/25/04                                            175          178
  6.38%, 9/25/08                                            600          611

Fingerhut Master Trust,
  6.07%, 2/15/05                                            375          383

Harley Davidson Eaglemark
  5.94%, 2/15/04                                            125          127
  (144a), 6.35%, 10/15/02                                   120          118

IMC Home Equity Loan Trust, VR,
  6.36%, 8/20/22                                            375          379

Neiman Marcus Credit Master Trust,
  7.60%, 6/15/03                                            500          517

Newcourt Equipment, 5.393%, 5/20/04                         500          499

NPF Receivables Trust, 6.22%, 6/1/02                        375          375

Sears Credit Account Master Trust,
  5.25%, 10/16/08                                           500          496

Total Asset-Backed Securities (Cost $4,206)                            4,228


MUNICIPAL BONDS  0.2%

Taxable Municipal  0.2%

University of Miami, GO, 6.90%, 4/1/04                       85           91

Total Municipal Bonds (Cost $85)                                          91


MONEY MARKET FUNDS  8.8%

Reserve Investment Fund, 5.41% #                          3,605        3,605

Total Money Market Funds (Cost $3,605)                                 3,605

Total Investments in Securities
104.4% of Net Assets (Cost  $41,973)                              $   42,701

Other Assets Less Liabilities                                         (1,797)

NET ASSETS                                                        $   40,904
                                                                  ----------

Net Assets Consist of:
Accumulated net investment income -
net of distributions                                              $     (193)

Accumulated net realized gain/loss -
net of distributions                                                  (1,361)

Net unrealized gain (loss)                                               728

Paid-in-capital applicable to 8,728,778 shares
of $0.0001 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                    41,730

NET ASSETS                                                        $   40,904
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     4.69
                                                                  ----------

    ! Private Placement
    * Non-income producing
    + Securities contain some restrictions as to public resale-total of such securities at period-end amounts to 0.0% of net assets
    # Seven-day yield
  CMO Collateralized Mortgage Obligation
  ETC Equipment Trust Certificate
   GO General Obligation
  MTN Medium Term Note
REMIC Real Estate Mortgage Investment Conduit 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 7.24% of net assets.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit GNMA Fund
--------------------------------------------------------------------------------
                                                               October 31, 1998

Statement of Net Assets
                                                     Par/Shares        Value
--------------------------------------------------------------------------------
                                                           In thousands

U.S. GOVERNMENT MORTGAGE-BACKED

SECURITIES  91.6%

U.S. Government Guaranteed Obligations  84.2%

Government National Mortgage Assn.
  6.00%, 4/15 - 6/15/28                              $    1,981   $    1,963
  6.50%, 1/15/24 - 10/15/28                               4,041        4,086
  7.00%, 4/15/24 - 8/15/28                                4,776        4,887
  7.50%, 6/15/22 - 3/15/28                                2,010        2,072
  8.00%, 4/15/17 - 11/15/27                               2,214        2,301
  8.50%, 6/15/16 - 11/15/27                               3,915        4,142
  9.00%, 8/15/08 - 8/15/21                                  539          575
  9.50%, 6/15/09 - 7/15/20                                  428          463
  10.00%, 12/15/17 - 3/15/18                                450          496
  10.50%, 7/15/15 - 12/15/19                                663          738
  11.00%, 12/15/09 - 12/15/15                               104          116
  11.50%, 7/15 - 12/15/15                                    27           31
 II
  9.00%, 5/20/22 - 3/20/25                                  296          315
  9.50%, 2/20/17 - 12/20/20                                 162          175
  10.00%, 1/20/14 - 3/20/21                                 142          156
  11.00%, 9/20/17                                            24           27
 Construction Loan, I
  6.67%, 2/15/01                                             94           95
  7.00%, 4/15/00                                            431          446
 GPM, I
  9.25%, 7/15/16 - 7/15/17                                   12           13
  9.50%, 7/15/09                                             59           64
  10.00%, 8/15/13                                             4            4
  Project Loan, I
  6.30%, 11/15/33                                           310          309
  7.75%, 3/15/20                                            297          321
  8.00%, 11/15/17                                           395          430
  8.50%, 1/15/27                                            197          204
 REMIC
  6.50%, 2/20/21 - 10/16/24                               4,000        3,983
  7.00%, 5/16/24                                          3,000        3,067

Government National Mortgage Assn.
 REMIC
  7.493%, 7/16/24                                    $    3,000   $    3,178
  7.50%, 5/16/27                                            970        1,014
 Construction Loan, I
  6.67%, 6/15/38                                            577          586
  7.00%, 7/15/38                                            552          573
 TBA, II, 6.50%, 11/20/28                                1,000        1,009

U.S. Department of Veteran Affairs, REMIC,
  6.75%, 8/15/20                                          1,354        1,387

                                                                      39,226

Stripped Mortgage Securities  2.2%

Federal National Mortgage Assn.
  CMO, Interest Only, 8.50%, 4/1/22**                       432           82
  REMIC, Principal Only, Zero Coupon, 10/25/21              970           920

                                                                       1,002

U.S. Government Agency Obligations  5.2%

Federal Home Loan Mortgage
 REMIC
  5.00%, 7/15/05                                             13           13
  5.85%, 11/15/17                                           140          141
  6.50%, 8/15/25                                          1,500        1,501

Federal National Mortgage Assn.
  6.50%, 1/1/26                                             396          399
 REMIC
  5.00%, 8/25/22                                             16           16
  8.00%, 1/25/21                                              2            2
 Inverse Floater, 12 806%, 6/25/99                         330          351

                                                                       2,423

Total U.S. Government
Mortgage-Backed Securities (Cost $41,549)                             42,651


U.S. GOVERNMENT OBLIGATIONS  4.4%

U.S. Government Agency Obligations  4.4%

Tennessee Valley Authority
  5.88%, 4/1/36                                           1,000        1,027
  6.235%, 7/15/45                                         1,000        1,036

Total U.S. Government Obligations (Cost $2,013)                        2,063


ASSET-BACKED SECURITIES  4.5%

Home Equity Loans-Backed  4.5%

GE Capital Mortgage Services,
  6.75%, 8/25/28                                     $    1,997   $    2,043

Prudential Home Mortgage Securities,
  6.00%, 10/25/07                                            25           25

Total Asset-Backed Securities (Cost $2,018)                            2,068


MONEY MARKET FUNDS  3.5%

Reserve Investment Fund, 5.41% #                          1,632        1,632

Total Money Market Funds  (Cost $1,632)                                1,632

Total Investments in Securities

104.0% of Net Assets (Cost  $47,212)                              $   48,414

Other Assets Less Liabilities                                         (1,843)

NET ASSETS                                                        $   46,571
                                                                  ----------

Net Assets Consist of:
Accumulated net investment income -
net of distributions                                              $     (244)

Accumulated net realized gain/loss -
net of distributions                                                    (448)

Net unrealized gain (loss)                                             1,202

Paid-in-capital applicable to 4,718,267 shares
of $0.0001 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                    46,061

NET ASSETS                                                        $   46,571
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     9.87
                                                                  ----------

             **   For Interest Only securities, par amount represents notional principal, on which the fund receives interest
              #   Seven-day yield
            CMO   Collateralized Mortgage Obligation
            GPM   Graduated Payment Mortgage
Inverse Floater   Inverse Floating rate note; interest rate is inversely
                  tied to a published index-rate shown reflects current rate at 10/31/98
          REMIC   Real Estate Mortgage Investment Conduit
            TBA   To be announced security was purchased on a forward
                  commitment basis The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                            Year           Year           Year
                                           Ended          Ended          Ended
                                        10/31/98       10/31/98       10/31/98

Investment Income

Income

Interest income                        $  85,953      $   2,255      $   2,730

Expenses

Investment management and
administrative                             6,801            191            231

Net investment income                     79,152          2,064          2,499

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities        27            159           (115)

Change in net unrealized gain or loss
on securities                               --              485            200

Net realized and unrealized gain (loss)       27            644             85

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 $  79,179      $   2,708      $   2,584
                                       ---------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Cash Reserves Fund

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  10/31/98             10/31/97

Increase (Decrease) in Net Assets

Operations

  Net investment income                       $     79,152         $     54,228
  Net realized gain (loss)                              27                    2

  Increase (decrease) in
  net assets from operations                        79,179               54,230

Distributions to shareholders
  Net investment income                            (79,152)             (54,228)

Capital share transactions*
  Shares sold                                    2,913,215            2,247,386
  Distributions reinvested                          75,564               52,014
  Shares redeemed                               (2,407,379)          (1,737,843)

  Increase (decrease) in
  net assets from capital
  share transactions                               581,400              561,557
Net Assets

Increase (decrease) during period                  581,427              561,559

Beginning of period                              1,303,120              741,561

End of period                                 $  1,884,547         $  1,303,120
                                              ---------------------------------

*Share information
  Shares sold                                    2,913,215            2,247,386
  Distributions reinvested                          75,564               52,014
  Shares redeemed                               (2,407,379)          (1,737,843)

  Increase (decrease) in
  shares outstanding                               581,400              561,557

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Limited-Term Bond Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  10/31/98             10/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $      2,064         $      1,704
  Net realized gain (loss)                             159                  (98)
  Change in net unrealized gain or loss                485                  133

  Increase (decrease) in
  net assets from operations                         2,708                1,739

Distributions to shareholders
  Net investment income                             (2,064)              (1,667)
  Tax return of capital                               --                    (37)

  Decrease in net assets
  from distributions                                (2,064)              (1,704)

Capital share transactions*
  Shares sold                                       20,167               12,694
  Distributions reinvested                           1,635                1,325
  Shares redeemed                                  (11,162)             (10,418)

  Increase (decrease) in
  net assets from capital
  share transactions                                10,640                3,601

Net Assets

Increase (decrease) during period                   11,284                3,636
Beginning of period                                 29,620               25,984

End of period                                 $     40,904         $     29,620
                                              ---------------------------------

*Share information
  Shares sold                                        4,358                2,771
  Distributions reinvested                             353                  290
  Shares redeemed                                   (2,411)              (2,283)

  Increase (decrease) in shares outstanding          2,300                  778

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit GNMA Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  10/31/98             10/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $      2,499         $      1,852
  Net realized gain (loss)                            (115)                (229)
  Change in net unrealized gain or loss                200                  789

  Increase (decrease) in
  net assets from operations                         2,584                2,412

Distributions to shareholders
  Net investment income                             (2,499)              (1,777)
  Tax return of capital                               --                    (75)

  Decrease in net assets
  from distributions                                (2,499)              (1,852)

Capital share transactions*
  Shares sold                                       28,082               14,057
  Distributions reinvested                           1,904                1,356
  Shares redeemed                                  (13,030)             (11,161)

  Increase (decrease) in
  net assets from capital
  share transactions                                16,956                4,252

Net Assets
Increase (decrease) during period                   17,041                4,812
Beginning of period                                 29,530               24,718

End of period                                 $     46,571         $     29,530
                                              ---------------------------------

*Share information
  Shares sold                                        2,838                1,461
  Distributions reinvested                             193                  140
  Shares redeemed                                   (1,317)              (1,160)

  Increase (decrease) in shares outstanding          1,714                  441

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------
                                                               October 31, 1998

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Summit Income Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Summit Cash Reserves Fund (the Cash Reserves Fund), the Summit Limited-Term Bond Fund (the Limited-Term Bond Fund), and the Summit GNMA Fund (the GNMA Fund), diversified open-end management investment companies, are the three portfolios established by the corporation and commenced operations on October 29, 1993.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Cash Reserves Fund, investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Limited-Term Bond and GNMA Funds with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Securities held by the Cash Reserves Fund are valued at amortized cost.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, for the year ended October 31, 1998, were as follows:

                                              Limited-Term
                                                 Bond Fund            GNMA Fund

U.S. government securities
  Purchases                                   $  8,015,000         $ 46,244,000
  Sales                                          7,032,000           32,780,000

Other securities
  Purchases                                     19,410,000            1,997,000
  Sales                                          9,829,000               31,000


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The Limited-Term Bond Fund has unused realized capital loss carryforwards for federal income tax purposes of $1,367,000, of which $808,000 expires in 2002, $354,000 in 2003, and $205,000 thereafter through 2005. Capital loss carryforwards utilized by Limited-Term Bond Fund in 1998 amounted to $209,000. The GNMA Fund has unused realized capital loss carryforwards for federal income tax purposes of $447,000, of which $173,000 expires in 2003, $142,000 in 2004, and $132,000 in 2005. Capital loss carryforwards utilized by GNMA Fund in 1998 amounted to $14,000. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for each fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

                                              Limited-Term
                                                 Bond Fund            GNMA Fund

Undistributed net investment income           $    (59,000)        $   (101,000)
Undistributed net realized gain                     67,000              151,000
Paid-in-capital                                     (8,000)             (50,000)

At October 31, 1998, the aggregate costs of investments for the Cash Reserves, Limited-Term Bond, and GNMA Funds for federal income tax purposes was substantially the same as for financial reporting and totaled $1,901,669,000, $41,973,000, and $47,213,000, respectively. For the Cash Reserves Fund, amortized cost is equivalent to value. For the Limited-Term Bond and GNMA Funds, net unrealized gain (loss) on investments was as follows:

                                              Limited-Term
                                                 Bond Fund            GNMA Fund

Appreciated investments                       $    861,000         $  1,381,000
Depreciated investments                           (133,000)            (179,000)

Net unrealized gain (loss)                    $    728,000         $  1,202,000


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management and administrative agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $875,000, $28,000, and $8,000 were payable at October 31, 1998, by the the Cash Reserves, Limited-Term Bond, and GNMA Funds, respectively. The fee, computed daily and paid monthly, is equal to 0.45% of average daily net assets for the Cash Reserves Fund, 0.55% of average daily net assets for the Limited-Term Bond Fund, and 0.60% of average daily net assets for the GNMA Fund. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to each fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by each fund.

Additionally, the Cash Reserves Fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 1.2% of the outstanding shares of the Cash Reserves Fund at October 31, 1998. For the year then ended, the fund was allocated $88,000 of Spectrum expenses.

The Limited-Term Bond and GNMA Funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve and Government Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Limited-Term Bond and the GNMA Funds for the year ended October 31, 1998, totaled $125,000 and $68,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price Summit Funds, Inc.
and Shareholders of Summit Cash Reserves Fund,
Summit Limited-Term Bond Fund, and Summit GNMA Fund

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Summit Cash Reserves Fund, Summit Limited-Term Bond Fund, and Summit GNMA Fund (comprising T. Rowe Price Summit Funds, Inc., hereafter referred to as the "Funds") at October 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     November 18, 1998


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone Shareholder service representatives are available from 8 a.m.
     to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

     In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

     Tele*Access(registered trademark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

     Internet. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and Discount Brokerage accounts (with preauthorized access).

ACCOUNT SERVICES

     Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

     Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

     Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

     Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

     Investments Available You can trade stocks, bonds, options, precious metals, mutual funds, and other securities at a savings over regular commission rates.

     To Open an Account Call a shareholder service representative for more information.

INVESTMENT INFORMATION

     Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

     Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

     T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

     Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every
     T. Rowe Price fund. Insights This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

     Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era New
Horizons**
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free***
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond!
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond!!
International Bond


MONEY MARKET FUNDS!!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced

Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

  *  Formerly named Equity Index.
 **  Closed to new investors.
***  Formerly named Florida Insured Intermediate Tax-Free.
  !  Formerly named Tax-Free Insured Intermediate Bond.
 !!  Formerly named Global Government Bond.
!!! Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing. The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors,
T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------

The Summit Income Funds held an annual meeting on October 15, 1998, to elect directors of the funds and to ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as the funds' independent accountants.

The results of voting were as follows (by numbers of shares).

For nominees to the Board
of Directors for the Summit
Income Funds:

Calvin W. Burnett
  In favor:         946,750,007.195
  Withheld:         17,810,157.418

Anthony W. Deering
  In favor:         950,543,058.956
  Withheld:         14,017,105.657

F. Pierce Linaweaver
  In favor:         946,770,472.182
  Withheld:         17,789,692.431

William T. Reynolds
  In favor:         951,945,390.016
  Withheld:         12,614,774.597

James S. Riepe
  In favor:         950,944,695.528
  Withheld:         13,615,469.085

John G. Schreiber
  In favor:         950,640,755.319
  Withheld:         13,919,409.294

M. David Testa
  In favor:         951,893,582.105
  Withheld:         12,668,582.508

For PricewaterhouseCoopers LLP
as independent accountants:

For Summit Cash Reserves Fund
  In favor:         939,353,395.226
  Against:          5,016,365.174
  Abstained:        12,828,895.530

For Summit GNMA Fund
  In favor:         2,389,556.642
  Against:          11,584.649
  Abstained:        34,501.387

For Summit Limited-Term Bond Fund
  In favor:         4,817,289.171
  Against:          44,171.031
  Abstained:        64,405.803

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Summit Income Funds.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.        C10-050 10/31/98